UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-05469



                                The Wexford Trust
               (Exact name of registrant as specified in charter)



                         3000 Stonewood Drive, Suite 310
                             Wexford, PA 15090-8388
               (Address of principal executive offices) (Zip code)



                              Ronald H. Muhlenkamp
                           Muhlenkamp & Company, Inc.
                         3000 Stonewood Drive, Suite 310
                             Wexford, PA 15090-8388
                     (Name and address of agent for service)



                        (724) 935-5520 or (800) 860-3863
               Registrant's telephone number, including area code



Date of fiscal year end: December 31, 2003
                         -----------------

Date of reporting period: June 30, 2003
                          -------------

Item 1. Report to Stockholders.

                              [LOGO]Muhlenkamp Fund
                        Intelligent Investment Management

S E M I - A N N U A L  R E P O R T
June 30, 2003


Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com
Web Site: www.muhlenkamp.com



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call (800) 860-3863 for a free prospectus. Read it carefully before you invest.


                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Semi-Annual Report of your Fund.

Folks, our patience (yours and mine) is paying off.

Since it became clear that the war in Iraq would not be a disaster, the public has become a bit more confident on the U.S. economy and a bit more willing to invest in that economy.

As we stated in recent newsletters, we continue to believe that the economy is recovering from a "normal cyclical recession," albeit slowly. We believe the strength and timing of the recovery have been delayed by the hangover from the stock market fad (bubble) and by the events of 9/11/01 and the litany of concerns that pummeled the American psyche since, culminating with the war in Iraq.

We believe (and pray) that the litany of concerns is now over and that the bad news going forward will be at a more normal pace. We believe that the nature and timing of the recent cuts in federal income tax rates will strengthen the economic recovery. We've been investing your money (and ours) in good companies that are likely to benefit as the economy strengthens and are reasonably priced in our opinion. This has been a gradual process, which we expect to continue. The key is not to be distracted by the daily market volatility, which we also expect to continue. Patience remains key.

Ronald H. Muhlenkamp

/s/ Ronald H. Muhlenkamp

President
August, 2003

Past performance does not guarantee future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please refer to the Semi-annual Report for further Fund performance.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                              Total Return %             Cumulative Return %
                         -----------------------       ----------------------
      Period Ending    Muhlenkamp Fund   S&P 500    Muhlenkamp Fund    S&P 500
     --------------    ---------------   -------    ---------------    --------
12/31/93                       18.1        10.1         18.1             10.1
12/31/94                      (7.2)         1.3          9.6             11.5
12/31/95                       33.0        37.6         45.8             53.5
12/31/96                       30.0        23.0         89.5             88.8
12/31/97                       33.3        33.4        152.6            151.8
12/31/98                        3.2        28.6        160.7            223.8
12/31/99                       11.4        21.0        190.4            291.8
12/31/00                       25.3       (9.1)        263.9            256.2
12/31/01                        9.3      (11.8)        297.7            214.1
12/31/02                     (19.9)      (22.1)        218.6            144.7
06/30/03 (Unaudited)           21.3        11.8        286.4            173.6


                  A $10,000 Investment in the Muhlenkamp Fund

[LINE GRAPH]
                                 Muhlenkamp             S&P
Date                                  Fund              500


12/31/92                             10,000            10,000
12/31/93                             11,812            11,008
12/31/94                             10,963            11,153
12/31/95                             14,576            15,345
12/31/96                             18,946            18,868
12/31/97                             25,255            25,162
12/31/98                             26,068            32,354
12/31/99                             29,040            39,161
12/31/00                             36,387            35,597
12/31/01                             39,782            31,393
12/31/02                             31,857            24,458
6/30/03                              38,630            27,332


The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/92. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Average Annual Total Returns as of
06/30/03 (Unaudited)

Muhlenkamp Fund                        One Year Three Year  Five Year  Ten Year
---------------                        -------- ----------  ---------  --------
Return Before Taxes                     2.36%     5.63%      5.60%     13.19%
Return After Taxes on Distributions*    2.36%     5.28%      5.29%     12.83%
Return After Taxes on Distributions
     and Sale of Fund Shares*           1.53%     4.71%      4.71%     11.70%

S&P 500**                               0.25%   -11.19%     -1.61%     10.03%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
** TheS&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Investment returns can vary significantly between returns before taxes and returns after taxes. The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                        STATEMENT OF ASSETS & LIABILITIES
                            June 30, 2003 (Unaudited)

ASSETS
INVESTMENTS, AT VALUE (Cost $754,301,225)                     $891,375,121
CASH                                                                   967
RECEIVABLE FOR FUND SHARES SOLD                                  3,343,804
DIVIDENDS RECEIVABLE                                               599,741
INTEREST RECEIVABLE                                                  1,706
OTHER ASSETS                                                        30,256
                                                           ----------------
     Total assets                                              895,351,595
                                                           ----------------

LIABILITIES
OPTIONS WRITTEN, AT VALUE                                        1,154,400
(Premiums received $479,840)
PAYABLE FOR FUND SHARES REDEEMED                                 4,362,957
PAYABLE TO ADVISOR                                                 722,621
ACCRUED EXPENSES AND OTHER LIABILITIES                             216,973
                                                           ----------------
     Total liabilities                                           6,456,951
                                                           ----------------
NET ASSETS                                                    $888,894,644
                                                           ================

NET ASSETS
PAID IN CAPITAL                                               $800,375,698
UNDISTRIBUTED NET INVESTMENT INCOME                                729,039
ACCUMULATED NET REALIZED LOSS
     ON INVESTMENTS SOLD, AND OPTION
     CONTRACTS EXPIRED OR CLOSED                               (48,609,429)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                               137,073,896
     Written options                                              (674,560)
                                                           ----------------
NET ASSETS                                                    $888,894,644
                                                           ================


SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (unlimited number of shares authorized, $.001 par value)      17,090,605
NET ASSET VALUE PER SHARE                                  $         52.01
                                                           ================


See notes to financial statements.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
     Dividends (Net of foreign taxes withheld of $3,632)       $ 4,181,211
     Interest                                                      129,846
                                                           ----------------
         Total investment income                                 4,311,057
                                                           ----------------

EXPENSES:
     Investment advisory fees                              $     3,265,903
     Shareholder servicing and accounting costs                    281,178
     Reports to shareholders                                        52,428
     Federal & state registration fees                              42,353
     Custody fees                                                   20,545
     Administration fees                                           206,085
     Directors' fees and expenses                                   11,786
     Professional fees                                              20,451
     Other                                                          21,497
                                                            ---------------
     Total operating expenses before expense reductions          3,922,226
     Expense reductions (see Note 8)                               (50,439)
                                                            ---------------
         Total expenses                                          3,871,787
                                                            ---------------
NET INVESTMENT INCOME                                              439,270
                                                            ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:

         Investments                                           (24,396,120)
         Written options                                           414,337
                                                           ----------------
         Net realized loss                                     (23,981,783)
         Change in unrealized appreciation
                (depreciation) on:
         Investments                                           157,181,549
         Written options                                           131,271
                                                           ----------------
         Net unrealized gain                                   157,312,820
                                                           ----------------
     Net realized and unrealized gain on investments           133,331,037
                                                           ----------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS
                                                              $133,770,307
                                                           ================

See notes to financial statements.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Six Months Ended      Year Ended
                                                       June 30, 2003    December 31, 2002
                                                      ------------------------------------
                                                        (Unaudited)
OPERATIONS:
     Net investment income (loss)                          $ 439,270         $ (618,959)
     Net realized loss on investments sold and
       option contracts expired or closed               (23,981,783)        (20,181,900)
     Change in unrealized appreciation (depreciation)
       on investments and written options                157,312,820       (131,549,063)
                                                         -----------       -------------
         Net increase (decrease) in net assets
         resulting from operations                       133,770,307       (152,349,922)
                                                         -----------       -------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                           249,050,007         520,882,464
     Cost of shares redeemed                            (93,613,154)       (309,261,499)
                                                        ------------       -------------
         Net increase in net assets resulting from
           capital share transactions                    155,436,853         211,620,965
                                                         -----------         -----------
         Total increase in net assets                    289,207,160          59,271,043
NET ASSETS:
     Beginning of year                                   599,687,484         540,416,441
                                                         -----------         -----------
     End of period                                      $888,894,644        $599,687,484
                                                        ============        ============

                       See notes to financial statements.


                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

FINANCIAL HIGHLIGHTS

                                                                 Year Ended December 31,
                                  Six Months Ended----------------------------------------------------
                                    June 30, 2003    2002      2001       2000      1999      1998
                                   ---------------- --------  -------    ------    ------    --------
                                     (Unaudited)
NET ASSET VALUE,
  BEGINNING OF YEAR                 $    42.89    $  53.55    $ 48.98    $41.11    $37.65    $36.55
INCOME FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)           0.03(1)    (0.06)(1)  (0.11)(1) (0.08)(1) (0.11)(2)  0.08(2)
   Net realized and unrealized
     gains (losses) on investments        9.09      (10.60)      4.68     10.28      4.37      1.10
                                     ---------    --------    -------    ------    ------    ------
     Total from investment
       operations                         9.12      (10.66)      4.57     10.20      4.26      1.18
LESS DISTRIBUTIONS:
   From net investment income               --        --          --        --         --     (0.08)
   From net realized gains                  --        --          --      (2.33)    (0.80)      --
                                     ---------    --------    -------    ------    ------    ------

     Total distributions                    --       --           --      (2.33)    (0.80)    (0.08)
                                     ---------    --------    -------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD                     $    52.01    $  42.89    $ 53.55    $48.98     41.11    $37.65
                                     ==========   ========    =======    ======    ======    ======

TOTAL RETURN                             21.26%(4) (19.92)%      9.33%    25.30%    11.40%     3.22%
NET ASSETS, END OF PERIOD
  (in thousands)                      $888,895    $599,687   $540,416  $267,386  $178,599  $194,962
RATIO OF OPERATING EXPENSES
  TO AVERAGE NET ASSETS(3)                1.19%(5)    1.17%      1.17%     1.28%     1.35%     1.32%
RATIO OF NET INVESTMENT
   INCOME (LOSS) TO AVERAGE
   NET ASSETS                             0.13%(5)  (0.10)%     (0.14)%   (0.20)%   (0.26)%    0.21%
PORTFOLIO TURNOVER RATE                   7.95%      11.17%     10.52%    32.04%    14.52%    27.03%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3) The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ending June 30, 2003, and the years ended December 31, 2002, 2001, 2000, 1999 and 1998, were 1.20%, 1.18%,  1.21%,  1.36%, 1.38% and 1.36%,  respectively (See Note
     8).
(4)  Not annualized
(5)  Annualized


                       See notes to financial statements.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                             SCHEDULE OF INVESTMENTS
                            June 30, 2003 (Unaudited)

Name of Issuer or Title of Issue                      Shares           Value
COMMON STOCK -- 92.6%
Automobiles & Components -- 5.3%
    Lear Corporation*                                100,000  $      4,602,000
    Monaco Coach Corporation*                        172,500         2,644,425
    National R.V. Holdings, Inc.*                    183,750           951,825
    Superior Industries International, Inc.          338,180        14,102,106
    Thor Industries, Inc.                            282,500        11,531,650
    Winnebago Industries, Inc.                       364,100        13,799,390
                                                               ----------------
                                                                    47,631,396
                                                               ----------------
Banks -- 1.7%
    Washington Mutual, Inc.                          361,687        14,937,673
                                                               ----------------
Capital Goods -- 5.5%
    General Cable Corporation*                       126,000           680,400
    Goodrich Corporation                             500,000        10,500,000
    Graco Inc.                                       137,805         4,409,760
    JLG Industries, Inc.                             118,100           803,080
    The Lamson & Sessions Co.*                       478,000         2,303,960
    Rush Enterprises, Inc. - Class A*                282,005         1,283,123
    Rush Enterprises, Inc. - Class B*                282,005         1,358,418
    Terex Corporation*                               126,500         2,469,280
    Tyco International Ltd. f                      1,335,600        25,349,688
                                                               ----------------
                                                                    49,157,709
                                                               ----------------
Commercial Services & Supplies -- 2.6%
    Cendant Corporation*                           1,210,000        22,167,200
    EnPro Industries, Inc.*                          130,000         1,389,700
                                                               ----------------
                                                                    23,556,900
                                                               ----------------
Consumer Durables -- 11.1%
    American Woodmark Corporation                    262,100        12,310,837
    The Black & Decker Corporation                   406,100        17,645,045
    Masco Corporation                                100,000         2,385,000
    Mohawk Industries, Inc.*                         440,663        24,470,016
    Polaris Industries Inc.                          259,600        15,939,440
    Salton, Inc.*                                     84,200           759,484
    Stanley Furniture Company, Inc.                  310,900         8,521,769
    Whirlpool Corporation                            267,700        17,052,490
                                                               ----------------
                                                                    99,084,081
                                                               ----------------

                       See notes to financial statements.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                       SCHEDULE OF INVESTMENTS (Continued)
                            June 30, 2003(Unaudited)

Name of Issuer or Title of Issue                Shares           Value
Diversified Financials-- 15.5%
    Capital One Financial Corporation             590,000    $     29,016,200
    Citigroup Inc.                                600,000          25,680,000
    Countrywide Credit Industries, Inc.           500,000          34,785,000
    Fannie Mae                                    394,400          26,598,336
    Gabelli Asset Management Inc. - Class A*      121,600           4,389,760
    Merrill Lynch & Co., Inc.                     204,000           9,522,720
    Metris Companies Inc.*                        250,000           1,387,500
    Morgan Stanley                                143,000           6,113,250
    Nicholas Financial, Inc.*                      21,000             106,680
                                                              ----------------
                                                                  137,599,446
                                                              ----------------
Energy -- 9.3%
    Anadarko Petroleum Corporation                195,500           8,693,885
    ConocoPhillips                                100,000           5,480,000
    Denbury Resources Inc.*                       204,000           2,739,720
    Devon Energy Corporation                      365,600          19,523,040
    Dynamic Oil & Gas, Inc.*f                      94,900             361,569
    The Houston Exploration Company*              266,200           9,237,140
    Nabors Industries, Ltd.*f                     390,000          15,424,500
    OMNI Energy Services Corp.*                    28,533              47,365
    Patterson-UTI Energy, Inc.*                   650,000          21,040,500
                                                              ----------------
                                                                   82,547,719
                                                              ----------------
Food & Drug Retailing -- 0.4%
    SUPERVALU INC.                                160,000           3,411,200
                                                              ----------------
Food Beverage & Tobacco -- 2.7%
    Altria Group, Inc.                            525,280          23,868,723
                                                              ----------------
Footwear -- 0.2%
    R. G. Barry Corporation*                      322,200           1,453,122
                                                              ----------------
Health Care Equipment & Services -- 1.8%
    D & K Healthcare Resources, Inc.*             439,000           7,081,070
    Cytyc Corporation*                            100,000           1,055,000
    Orthodontic Centers of America, Inc.*         718,600           5,755,986
    Tenet Healthcare Corporation*                 200,000           2,330,000
                                                              ----------------
                                                                   16,222,056
                                                              ----------------

                       See notes to financial statements.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

               SCHEDULE OF INVESTMENTS (Continued)
                           June 30, 2003 (Unaudited)

Name of Issuer or Title of Issue                     Shares        Value
Homebuilding-- 17.2%
    Beazer Homes USA, Inc.*                             226,300 $  18,896,050
    Centex Corporation                                  680,000    52,897,200
    Meritage Corporation*                               491,600    24,216,216
    NVR, Inc.*                                          125,000    51,375,000
    Pulte Homes, Inc.                                    60,115     3,706,691
    Toll Brothers, Inc.*                                 59,800     1,692,938
                                                                 -------------
                                                                  152,784,095
                                                                 -------------
Insurance -- 4.2%
    Fidelity National Financial, Inc.                 1,190,940    36,633,314
    Travelers Property Casualty Corp. - Class A          19,873       315,981
    Travelers Property Casualty Corp. - Class B          40,832       643,921
                                                                 -------------
                                                                   37,593,216
                                                                 -------------
Materials -- 2.4%
    Abitibi-Consolidated Inc. f                         280,000     1,794,800
    Cemex S.A. de C.V. ADR f                            683,897    15,244,064
    Texas Industries, Inc.                              201,900     4,805,220
                                                                 -------------
                                                                   21,844,084
                                                                 -------------
Media -- 0.3%
    The Reader's Digest Association, Inc. - Class A     220,000     2,965,600
                                                                 -------------
Pharmaceuticals & Biotechnology -- 0.2%
    Novogen Limited* ADR f                               80,000     1,401,600
                                                                 -------------
Retailing -- 0.1%
    Wilsons - The Leather Experts Inc.*                  92,500       658,600
                                                                 -------------
Software & Services -- 0.9%
    Citrix Systems, Inc.*                               400,000     8,156,000
                                                                 -------------
Technology Hardware & Equipment -- 3.6%
    ATMI, Inc.*                                         343,900     8,580,305
    Intel Corporation                                    16,000       332,544
    International Business Machines Corporation         140,000    11,550,000
    MasTec, Inc.*                                       613,700     3,534,912
    Photon Dynamics, Inc.*                              273,700     7,595,175
                                                                 -------------
                                                                   31,592,936
                                                                 -------------

                       See notes to financial statements.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                       SCHEDULE OF INVESTMENTS (Continued)
                            June 30, 2003 (Unaudited)

Name of Issuer or Title of Issue                           Shares     Value
Telecommunication Services-- 0.4%
    Amdocs Limited*f                                       100,000 $   2,400,000
    Superconductor Technologies Inc.*                      346,620       797,226
                                                                    ------------
                                                                       3,197,226
                                                                    ------------
Transportation -- 2.0%
    Arkansas Best Corporation                              736,300    17,384,043
                                                                    ------------
Utilities -- 5.2%
    Calpine Corporation*#                                2,823,300    18,633,780
    Dynegy Inc. - Class A*                                 520,000     2,184,000
    El Paso Corporation                                    791,450     6,394,916
    Exelon Corporation                                     100,000     5,981,000
    PPL Corporation                                        300,000    12,900,000
                                                                    ------------
                                                                      46,093,696
                                                                    ------------
                Total Common Stocks (Cost $686,067,225)              823,141,121
                                                                    ------------


Name of Issuer or Title of Issue                   Principal Amount   Value
SHORT-TERM INVESTMENT -- 7.7%
    American Express Commercial Paper, 0.90%           $68,234,000   68,234,000
                                                                  --------------
        Total Short-Term Investment (Cost $68,234,000)               68,234,000
                                                                  --------------
TOTAL INVESTMENTS -- 100.3%
    (Cost $754,301,225)                                             891,375,121
                                                                  --------------



                                                           Contracts
Name of Issuer or Title of Issue                         (100 Shares
                                                          Per Contract)  Value
WRITTEN PUT OPTIONS -- (0.1)%
    Calpine Corporation
      Expiration January 2004, Exercise Price $20.00           888   (1,154,400)
                                                                     -----------
        Total Written Put Options (Premium received $479,840)        (1,154,400)
                                                                     -----------
    LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2)%                   (1,326,077)
                                                                     -----------
    TOTAL NET ASSETS-- 100.0%                                      $888,894,644
                                                                     ===========

*    Non income producing security.
# All or a portion of the shares have been committed as collateral for written option contracts.
f    Foreign company
ADR  American Depository Receipt



                       See notes to financial statements.


                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                          NOTES TO FINANCIAL STATEMENTS
                   Six Months Ended June 30, 2003 (Unaudited)

1.   ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. Investment Valuations -- Stocks and bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.

b. Investment Transactions and Related Investment Income -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                   Six Months Ended June 30, 2003 (Unaudited)

d.   Dividends and  Distributions  to  Shareholders  of  Beneficial  Interest --
     Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f.   Options  Transactions -- The Fund may write put and call options only if it
     (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                   Six Months Ended June 30, 2003 (Unaudited)

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.   LINE OF CREDIT

The Fund has established a line of credit agreement ("LOC") with a national banking association, which expires April 30, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $25 million cap on the total LOC. At June 30, 2003, there were no borrowings by the Muhlenkamp Fund outstanding under the LOC. For the six months ended June 30, 2003, the Fund incurred $10,594 of interest expense.

5.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                                           Six Months Ended    Year Ended
                                            June 30, 2003   December 31, 2002
                                          ------------------------------------
Shares outstanding, beginning of period          13,982,197       10,091,742
Shares sold                                       5,191,122       10,426,090
Shares redeemed                                  (2,082,714)      (6,535,635)
                                          ------------------------------------
Shares outstanding, end of period                17,090,605       13,982,197
                                          ====================================


6.   OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the six months ended June 30, 2003, were as follows:

                                          Number of Contracts  Premiums Received
Options outstanding, beginning of period .         5,123            $1,332,659
Options written . . . . . . . . . . . . .          2,000               450,236
Options exercised . . . . . . . . . . . .        (4,135)             (888,718)
Options expired . . . . . . . . . . . . .        (2,100)             (414,337)
                                          ---------------      ----------------
Options outstanding, end of period . . . .           888      $        479,840
                                          ===============      ================


7.   INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 2003 were as follows:

              Purchases                                 Sales
--------------------------------------------------------------------------------
    U.S.  Government    Other           U.S. Government             Other
    ----------------    -----           ---------------             -----
        $0           $145,062,002            $0                 $51,421,732

                                 MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   NOTES TO FINANCIAL STATEMENTS (Continued)
                   Six Months Ended June 30, 2003 (Unaudited)

The components of the net unrealized appreciation in the value of the investments held at June 30, 2003 for tax purposes are as follows:

Gross unrealized appreciation of investments  . . . . . .       $232,480,862
Gross unrealized depreciation of investments  . . . . . .       (95,406,966)
                                                         --------------------
Net unrealized appreciation of investments    . . . . . .       $137,073,896
                                                         ====================


At June 30, 2003, the cost of investments for federal income tax purposes was $754,301,225.

At June 30, 2003, the Fund had accumulated net realized capital loss carryovers of $17,656,856 that will expire in 2010 and $3,833,114 that will expire in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

8.   EXPENSE REDUCTION

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months ended June 30, 2003, the Fund's expenses were reduced $50,439 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.01%.


                               INVESTMENT ADVISER
                           Muhlenkamp & Company, Inc.
                         3000 Stonewood Drive, Suite 310
                                Wexford, PA 15090

                        ADMINISTRATOR AND TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45201

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                             100 E. Wisconsin Avenue
                               Milwaukee, WI 53202



Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  The Wexford Trust
                       -------------------

         By (Signature and Title)  /s/ Ronald H. Muhlenkamp
                                   ------------------------
                                   Ronald H. Muhlenkamp, President

         Date  August 29, 2003
               ---------------




     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         (Registrant) The Wexford Trust
                      -----------------

         By (Signature and Title)  /s/ James S. Head
                                   ------------------------
                                   James S. Head, Treasurer

         Date   August 29, 2003
                ---------------